UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 28, 2019

Freedom Leaf Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-55687	46-2093679
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3571 E. Sunset Road, Suite 420, Las Vegas, NV		89120
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (877) 442-0411

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b 2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Restricted Stock Agreement Between the Company and Carlos Frias

On August 28, 2019 (the “Effective Date”), Freedom Leaf Inc. (the “Company”) entered into a Restricted Stock Agreement (the “Carlos Frias RSA”) with Carlos Frias, the Company’s Chief Executive Officer and a member of the Company’s Board of Directors, providing for the issuance of 72,314,814 shares of common stock to Mr. Frias (the “Carlos Frias Common Shares”). Pursuant to the Carlos Frias RSA, (i) 29.63% of the Carlos Frias Common Shares will vest on the 12-month anniversary of the Effective Date if Mr. Frias is continuously employed by the Company or any subsidiary of the Company on such date, (ii) 29.63% of the Carlos Frias Common Shares will vest on the 24-month anniversary of the Effective Date if Mr. Frias is continuously employed by the Company or any subsidiary of the Company on such date, and (iii) 40.74% of the Carlos Frias Common Shares will vest upon the occurrence of the Milestone (as defined in the Carlos Frias RSA).

The Carlos Frias RSA is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. This summary does not purport to be complete and is subject to and qualified in its entirety by reference to the text of the Carlos Frias RSA.

Restricted Stock Agreement Between the Company and Alex Frias

On the Effective Date, the Company entered into a Restricted Stock Agreement (the “Alex Frias RSA”) with Alex Frias, the Company’s Vice President of Finance, providing for the issuance of 48,072,390 shares of common stock to Mr. Frias (the “Alex Frias Common Shares”). Pursuant to the Alex Frias RSA, (i) 29.63% of the Alex Frias Common Shares will vest on the 12-month anniversary of the Effective Date if Mr. Frias is continuously employed by the Company or any subsidiary of the Company on such date, (ii) 29.63% of the Alex Frias Common Shares will vest on the 24-month anniversary of the Effective Date if Mr. Frias is continuously employed by the Company or any subsidiary of the Company on such date, and (iii) 40.74% of the Alex Frias Common Shares will vest upon the occurrence of the Milestone (as defined in the Alex Frias RSA).

The Alex Frias RSA is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference. This summary does not purport to be complete and is subject to and qualified in its entirety by reference to the text of the Alex Frias RSA.

Restricted Stock Agreement Between the Company and Ngoc Quang (Daniel) Nguyen

On the Effective Date, the Company entered into a Restricted Stock Agreement (the “Daniel Nguyen RSA”) with Ngoc Quang (Daniel) Nguyen, the Company’s Chief Scientific Officer and a member of the Company’s Board of Directors, providing for the issuance of 60,193,602 shares of common stock to Mr. Nguyen (the “Daniel Nguyen Common Shares”). Pursuant to the Daniel Nguyen RSA, (i) 29.63% of the Daniel Nguyen Common Shares will vest on the 12-month anniversary of the Effective Date if Mr. Nguyen is continuously employed by the Company or any subsidiary of the Company on such date, (ii) 29.63% of the Daniel Nguyen Common Shares will vest on the 24-month anniversary of the Effective Date if Mr. Nguyen is continuously employed by the Company or any subsidiary of the Company on such date, and (iii) 40.74% of the Daniel Nguyen Common Shares will vest upon the occurrence of the Milestone (as defined in the Daniel Nguyen RSA).

The Daniel Nguyen RSA is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference. This summary does not purport to be complete and is subject to and qualified in its entirety by reference to the text of the Daniel Nguyen RSA.

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Item 3.02	Unregistered Sales of Equity Securities.

The disclosure in Item 1.01 above is incorporated by reference herein.

On or about August 28, 2019, the Company issued the following shares of common stock:

(i)	68,401,200 shares of common stock to Clifford Perry (the “Perry Common Shares”) pursuant to Mr. Perry’s conversion of 684,012 shares of Series A Preferred Stock into common stock;

(ii)	26,401,000 shares of common stock to Richard Cowan (the “Cowan Common Shares”) pursuant to Mr. Cowan’s conversion of 264,010 shares of Series A Preferred Stock into common stock;

(iii)	The Carlos Frias Common Shares, in accordance with the terms and subject to the conditions in the Carlos Frias RSA, pursuant to the requirements in Section 2.2(b) of Mr. Frias’s Employment Agreement with the Company dated May 31, 2019;

(iv)	The Alex Frias Common Shares, in accordance with the terms and subject to the conditions in Alex Frias RSA, pursuant to the requirements in Section 2.2(b) of Mr. Frias’s Employment Agreement with the Company dated May 31, 2019; and

(v)	The Daniel Nguyen Common Shares in accordance with the terms and subject to the conditions in the Daniel Nguyen RSA, pursuant to the requirements in Section 2.2(b) of Mr. Nguyen’s Employment Agreement with the Company dated May 31, 2019.

The Perry Common Shares and the Cowan Common Shares were issued upon conversion of their preferred stock pursuant to the exemption from the registration requirements under the Securities Act of 1933 (the “Securities Act”) relying on Section 3(a)(9) of the Securities Act as the shares of common stock were issued in exchange for preferred stock of the Company held by the shareholders, there was no additional consideration for the exchange, and there was no remuneration for the solicitation of the exchange.

The Carlos Frias Common Shares, the Alex Frias Common Shares and the Daniel Nguyen Common Shares were issued pursuant to exemptions from the registration requirements under the Securities Act relying on Rule 506(b) of Regulation D promulgated under the Securities Act and/or Section 4(a)(2) of the Securities Act as there was no general solicitation, and the transactions did not involve a public offering.

Item 5.01	Changes in Control of Registrant.

The disclosure in Item 3.02 above is incorporated by reference herein. Clifford Perry’s and Richard Cowan’s conversion of Series A Preferred Stock into common stock constituted a change of control of the Company as Clifford Perry and Richard Cowan controlled the Company prior to conversion of their holdings of Series A Preferred Stock, with each share of Series A Preferred Stock having 500 votes prior to conversion into common stock.

After the conversion of the Series A Preferred Stock held by Mr. Perry and Mr. Cowan into common stock, Mr. Perry and Mr. Cowan no longer control the votes of the Company, and no shares of Series A Preferred Stock are outstanding.

Item 9.01	Financial Statements and Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this report:

10.1 Restricted Stock Agreement dated August 28, 2019, between Freedom Leaf Inc. and Carlos Frias *
10.2 Restricted Stock Agreement dated August 28, 2019, between Freedom Leaf Inc. and Alex Frias *
10.3 Restricted Stock Agreement dated August 28, 2019, between Freedom Leaf Inc. and Ngoc Quang (Daniel) Nguyen *

* Portions of the agreements with personally identifying information have been omitted.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 29, 2019	FREEDOM LEAF, INC.

/s/ Carlos Frias
Name: Carlos Frias
Title: Chief Executive Officer

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